THE ADVISORS’ INNER CIRCLE FUND III

KBI Global Investors Aquarius Fund

(the “Fund”)

Supplement dated April 24, 2020 to the Fund’s summary prospectus (the “Summary Prospectus”) and prospectus (the “Prospectus”), each dated November 28, 2019

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

In the “Fund Fees and Expenses” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following sentence is hereby added to the end of the first paragraph:

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Please retain this supplement for future reference.